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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): April 23, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)
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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)

       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

        On April 23, 2001, the Registrant issued a press release announcing the election of Kenneth Chenault as its Chairman and Chief Executive Officer. Such press release is filed herein as Exhibit 99.1

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY

                                        (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   April 25, 2001

                                 EXHIBIT INDEX

Item No.                          Description
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99.1          Press release of American Express Company dated
              April 23, 2001.